================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2002


                    COMMERCIAL NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)


        0-17000                                          38-2799780
(Commission File Number)                       (IRS Employer Identification No.)


101 North Pine River Street, Ithaca, Michigan                       48847
  (address of principal executive offices)                        (ZIP Code)


       Registrant's telephone number, including area code: (989) 875-4144



================================================================================

                    Information to be Included In the Report

Item 5. Other Events

Effective January 16, 2002, the Board of Directors of Commercial National Financial Corporation elected Mr. Paul B. Luneack to serve on the board of directors of CNFC and of Commercial Bank. Mr. Luneack is Vice President of Ken Luneack Construction, Inc. and Bear Truss Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 22, 2002             COMMERCIAL NATIONAL FINANCIAL CORPORATION


                                    By: Patrick G. Duffy
                                        ----------------

                                    Title: Executive Vice President and Chief
                                           ----------------------------------
                                           Financial Officer
                                           -----------------